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                                                                  EXHIBIT 10.7.1


                               MDMI HOLDINGS, INC.
                             PHANTOM STOCK AGREEMENT



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                                TABLE OF CONTENTS



1.  GRANT OF PHANTOM STOCK...................................................1
2.  REDEMPTION OF PHANTOM STOCK..............................................1
3.  PAYMENT FOR PHANTOM STOCK................................................1
4.  NON-TRANSFERABILITY OF PHANTOM STOCK.....................................2
5.  CHANGES IN CAPITALIZATION................................................2
    (a)      Changes in Stock................................................2
    (b)      Reorganization in Which the Company Is the Surviving Company....3
    (c)      Adjustments.....................................................3
    (d)      No Limitations on Company.......................................3
6.  EMPLOYMENT RIGHTS........................................................3
7.  INTERPRETATION OF THIS PHANTOM STOCK AGREEMENT...........................3
8.  GOVERNING LAW............................................................3
9.  BINDING EFFECT...........................................................4
10. DEFINITIONS..............................................................4
11. NOTICE...................................................................4
12. ENTIRE AGREEMENT.........................................................5



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                               MDMI HOLDINGS, INC.
                             PHANTOM STOCK AGREEMENT


                  This MDMI Holdings, Inc. Phantom Stock Agreement (the "Phantom Stock Agreement") is made and entered into as of [________,__] 2000, by and between MDMI Holdings, Inc., a Colorado corporation (the "Company"), and ___________________, an individual who is employed by or otherwise has a relationship with the Company or its subsidiaries (the "Participant").

                  WHEREAS, the Company has determined that it is desirable and in its best interests to grant Phantom Stock ("Phantom Stock") to the Participant, subject to the terms and conditions of the MDMI Holdings, Inc. 2000 Employee Phantom Stock Plan (the "Plan"), in order to provide the Participant with an incentive to advance the interests of the Company, its subsidiaries and its affiliates, all according to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1.                GRANT OF PHANTOM STOCK

                  These terms and conditions evidence the grant by the Company to the Participant of Phantom Stock, which may be exercised in accordance with the terms and subject to the conditions hereinafter set forth. The date of grant of the Phantom Stock is [__________,__], 2000 the date on which the grant of the Phantom Stock was approved in accordance with the Plan. The aggregate number of shares of Class A-2 5% Convertible Preferred Stock ("Stock") of the Company covered by the Phantom Stock in this Award is [________]. The Phantom Stock will vest immediately.

2.                REDEMPTION OF PHANTOM STOCK

                  Upon the occurrence of a Payment Event, the Company shall redeem the Phantom Stock and make payment in accordance with the terms of
Section 3.

3.                PAYMENT FOR PHANTOM STOCK

                  Promptly after the redemption of the Phantom Stock, the Participant shall receive from the Company a payment with respect to each share of Phantom Stock being redeemed. The payment shall have two components: a payment for the Stock ("Stock Payment") and a payment for accrued dividends ("Accrued Dividends"). For each share of Phantom Stock being redeemed, the Stock Payment shall be a cash payment equal to the greater of (i) the Fair Market Value of one share of the Company's voting common stock, par value $.01 per share or (ii) the lesser of the fair market value of one share of Stock or twelve dollars ($12.00). For each share of Phantom Stock being redeemed, the Accrued Dividends shall mean the sum of all dividends that would have been paid or accrued to the holders of a share of Stock that was held from the date


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such Phantom Stock was granted until the day it was redeemed. Notwithstanding anything to the contrary, upon the occurrence of a Payment Event and at any time after the occurrence of a Public Offering, the Board shall have the discretion to make the Stock Payment and the payment for Accrued Dividends in any combination of (a) cash, (b) common stock and (c) discounted options to purchase the Company's common stock where the exercise price of the options shall be no less than twenty-five percent (25%) of the Fair Market Value of the Company's common stock; provided that the sum of the amount of cash paid, the Fair Market Value of the stock issued and the "in the money" value of the discounted options granted equals the sum of the Stock Payment and the Accrued Dividends. The "in the money" value of discounted options granted to a Participant shall mean the difference between the Fair Market Value of the Company's common stock and the exercise price of the discounted options granted multiplied by the number of options. The parties hereto recognize that the Company or a subsidiary may be obligated to withhold federal, state and local income taxes and Social Security taxes to the extent that the Participant realizes ordinary income in connection with the redemption of the Phantom Stock. The Participant agrees that the Company or a subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Participant, and also agrees that, to the extent such amounts cannot be withheld, upon demand the Participant will promptly pay to the Company or a subsidiary having such obligation any amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by check payable to the order of the Company or a subsidiary. The Company shall not be obligated to deliver payment with respect to the Phantom Stock unless and until, in the opinion of the Company's counsel, all applicable withholding obligations have been satisfied. The Company shall use its best efforts to achieve any such compliance and the Participant shall take any action reasonably requested by the Company in such connection.

4.                NON-TRANSFERABILITY OF PHANTOM STOCK

                  The Phantom Stock may not be transferred by the Participant otherwise than by will or the laws of descent and distribution, and during the Participant's lifetime the Phantom Stock may be redeemed only by the Participant or the Participant's guardian or legal representative.

5.                CHANGES IN CAPITALIZATION


                            (a) CHANGES IN STOCK

                  If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the date the Phantom Stock is granted, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares subject to the Phantom Stock, so that the proportionate interest of the Participant immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in the Phantom Stock shall not change the total redemption price with respect to the unexercised portion of the


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Phantom Stock but shall include a corresponding proportionate adjustment in the redemption price per share.

                  (b) REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING
COMPANY

                           Subject to Subsection 5(c), if the Company shall be
the surviving Company in any reorganization, merger, or consolidation of the Company with one or more other Companies, the Phantom Stock shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to Phantom Stock would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the redemption price per share so that the aggregate redemption price thereafter shall be the same as the aggregate redemption price of the shares remaining subject to the Phantom Stock immediately prior to such reorganization, merger or consolidation.

                  (c) ADJUSTMENTS

                           Adjustments under this Section 5 related to stock or
securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive.

                  (d) NO LIMITATIONS ON COMPANY

                           The grant of the Phantom Stock shall not affect or
limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

6.                EMPLOYMENT RIGHTS

                  The grant of the Phantom Stock shall not confer upon the Participant any right to continue as a Participant of, or consultant or advisor to, the Company, its parent, or any subsidiary of either or affect in any way the right of the Company, its parent, or a subsidiary of either to terminate the Participant's relationship at any time or to interfere in any way with any contractual or other right.

7.                INTERPRETATION OF THIS PHANTOM STOCK AGREEMENT

                  All decisions and interpretations made by the Board with regard to any question arising under this Phantom Stock Agreement shall be final, binding and conclusive on the Company and the Participant and any other person entitled to exercise the Phantom Stock as provided for herein.

8.                GOVERNING LAW

                  This Phantom Stock Agreement shall be governed by the laws of the State of Delaware (excluding its choice of law rules).


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9.                BINDING EFFECT

                  Subject to all restrictions provided for in this Phantom Stock Agreement and by applicable law limiting assignment and transfer of this Phantom Stock Agreement and the Phantom Stock provided for herein, this Phantom Stock Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

10.               DEFINITIONS

                  All capitalized terms used herein, but not defined herein, shall have the meanings ascribed thereto in the Plan.

11.               NOTICE

                           All notices or other communications which may be or
are required to be given by any party to any other party pursuant to this Phantom Stock Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telecopier (fax) or telex, addressed as follows:

                          If to the Company:

                               MDMI Holdings, Inc.
                               200 West 7th Avenue
                               Collegeville, PA 19426-0300
                               Attn: Board of Directors
                               Telephone: (610) 489-0300
                               Facsimile: (610) 409-2470

                               with a copy to:

                               KRG Capital Partners, LLC
                               The Park Central Building
                               1515 Arapahoe Street
                               Tower One, Suite 1500
                               Denver, CO 80202
                               Attn: Bruce L. Rogers & Steven D. Neumann
                               Telephone: (303) 390-5001
                               Facsimile: (303) 390-5015



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                              Hogan & Hartson L.L.P.
                              1200 17th Street, Suite 1500
                              Denver, CO 80202
                              Attention: Steven A. Cohen
                              Telephone: (303) 899-7300
                              Facsimile: (303) 899-7333

                              If to Participant:

                              At the address set forth below under Participant's name at the foot of this Agreement.

Each party may designate by notice in writing a new address to which any notice or other communication may thereafter be so given. Each notice or other communication which shall be mailed, delivered or transmitted in the manner described above, shall be deemed sufficiently given for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of personal courier or, with respect to a telex, upon receipt of the answer back and with respect to a telecopy upon acknowledgment of receipt there of and in all cases at such time as delivery is refused by the addressee upon presentation.

12.               ENTIRE AGREEMENT

                  This Phantom Stock Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Phantom Stock Agreement nor any term may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Participant; provided, however, that the Company unilaterally may waive any provision in writing to the extent that such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision.


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                  IN WITNESS WHEREOF, the parties hereto have made and entered into this Phantom Stock Agreement in their names and on their behalf, as of the day and year first above written.

                                     MDMI HOLDINGS, INC.


                                     By:
                                        -------------------------------
                                     Title:
                                           ----------------------------

                                     PARTICIPANT:



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                                     ADDRESS FOR NOTICE TO PARTICIPANT:


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